Interpublic Group July 21, 2022 SECOND QUARTER 2022 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Second Quarter 2022 Organic change of net revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of organic net revenue change on pages 19-20 and adjusted results on pages 21-23 and 26-27. •Net revenue growth was +4.7% and organic growth was +7.9% o U.S. organic growth was +8.3% o International organic growth was +7.1% o Growth across broad range of regions, disciplines, and client sectors o Three-year compound organic growth of +16.5% in the second quarter •Net income as reported was $229.6 million, with adjusted EBITA of $370.1 million •Adjusted EBITA margin on net revenue was 15.6% •Diluted EPS was $0.58 as reported and adjusted diluted EPS was $0.63 •Repurchased 2.7 million shares, using $84.8 million

3Interpublic Group of Companies, Inc. Three Months Ended June 30, 2022 2021 Net Revenue $ 2,375.5 $ 2,269.6 Billable Expenses 360.2 240.0 Total Revenue 2,735.7 2,509.6 Salaries and Related Expenses 1,590.2 1,484.9 Office and Other Direct Expenses 349.8 301.0 Billable Expenses 360.2 240.0 Cost of Services 2,300.2 2,025.9 Selling, General and Administrative Expenses 19.4 29.4 Depreciation and Amortization 67.1 70.1 Restructuring Charges (0.1) (0.2) Total Operating Expenses 2,386.6 2,125.2 Operating Income 349.1 384.4 Interest Expense, net (29.8) (35.0) Other (Expense) Income, net (4.5) 4.7 Income Before Income Taxes 314.8 354.1 Provision for Income Taxes 83.7 86.7 Equity in Net Income of Unconsolidated Affiliates 0.7 0.4 Net Income 231.8 267.8 Net Income Attributable to Non-controlling Interests (2.2) (4.5) Net Income Available to IPG Common Stockholders $ 229.6 $ 263.3 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.58 $ 0.67 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.58 $ 0.66 Weighted-Average Number of Common Shares Outstanding - Basic 393.1 393.3 Weighted-Average Number of Common Shares Outstanding - Diluted 396.8 399.0 Dividends Declared per Common Share $ 0.290 $ 0.270 ($ in Millions, except per share amounts) Operating Performance

4Interpublic Group of Companies, Inc. Three Months Ended Six Months Ended $ % Change $ % Change June 30, 2021 $ 2,269.6 $ 4,297.3 Foreign currency (58.0) (2.6%) (85.6) (2.0%) Net acquisitions/(divestitures) (14.8) (0.6%) (21.5) (0.5%) Organic 178.7 7.9% 412.5 9.6% Total change 105.9 4.7% 305.4 7.1% June 30, 2022 $ 2,375.5 $ 4,602.7 Three Months Ended June 30, Six Months Ended June 30, Change Change 2022 2021 (1) Organic Total 2022 2021 (1) Organic Total Media, Data & Engagement Solutions $ 1,017.8 $ 985.3 6.2% 3.3% $ 1,949.9 $ 1,835.1 8.7% 6.3% IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge Integrated Advertising & Creativity Led Solutions $ 1,009.3 $ 963.2 8.5% 4.8% $ 1,967.8 $ 1,838.5 9.8% 7.0% McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies Specialized Communications & Experiential Solutions $ 348.4 $ 321.1 11.1% 8.5% $ 685.0 $ 623.7 11.8% 9.8% IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies (1) Results for the three and six months ended June 30, 2021 have been recast to reflect our new reportable segments. See reconciliation of segment organic net revenue change on pages 19-20. ($ in Millions) Net Revenue

5Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 19. Three Months Ended June 30, 2022 +8.3% United States +4.4% United Kingdom +8.3% Continental Europe +8.8% Latin America +4.8% Asia Pacific +7.1% International +7.9% Worldwide +11.0% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. Three Months Ended June 30 (1)

7Interpublic Group of Companies, Inc. Three Months Ended June 30, 2022 As Reported Amortization of Acquired Intangibles Restructuring Charges (1) Net Losses on Business Dispositions (2) Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA before Restructuring Charges (3) $ 349.1 $ (21.1) $ 0.1 $ 370.1 Total (Expenses) and Other Income (4) (34.3) $ (4.2) (30.1) Income Before Income Taxes 314.8 (21.1) 0.1 (4.2) 340.0 Provision for Income Taxes 83.7 4.3 0.0 0.0 88.0 Effective Tax Rate 26.6% 25.9 % Equity in Net Income of Unconsolidated Affiliates 0.7 0.7 Net Income Attributable to Non-controlling Interests (2.2) (2.2) DILUTED EPS COMPONENTS: Net Income Available to IPG Common Stockholders $ 229.6 $ (16.8) $ 0.1 $ (4.2) $ 250.5 Weighted-Average Number of Common Shares Outstanding 396.8 396.8 Earnings per Share Available to IPG Common Stockholders (5) $ 0.58 $ (0.04) $ 0.00 $ (0.01) $ 0.63 ($ in Millions, except per share amounts) (1) Restructuring charges of ($0.1) in the second quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (2) Primarily includes a non-cash loss in the second quarter of 2022 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, as well as losses on complete dispositions of businesses and the classification of certain assets as held for sale. (3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23. (4) Consists of non-operating expenses including interest expense, interest income, and other expense, net. (5) Earnings per share amounts calculated on an unrounded basis. See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21. Adjusted Diluted Earnings Per Share

8Interpublic Group of Companies, Inc. Six Months Ended June 30, 2022 As Reported Amortization of Acquired Intangibles Restructuring Charges (1) Net Losses on Business Dispositions (2) Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA before Restructuring Charges (3) $ 594.8 $ (42.4) $ (6.5) $ 643.7 Total (Expenses) and Other Income (4) (70.1) $ (10.6) (59.5) Income Before Income Taxes 524.7 (42.4) (6.5) (10.6) 584.2 Provision for Income Taxes 132.8 8.5 1.6 0.0 142.9 Effective Tax Rate 25.3% 24.5 % Equity in Net Income of Unconsolidated Affiliates 0.8 0.8 Net Income Attributable to Non-controlling Interests (3.7) (3.7) DILUTED EPS COMPONENTS: Net Income Available to IPG Common Stockholders $ 389.0 $ (33.9) $ (4.9) $ (10.6) $ 438.4 Weighted-Average Number of Common Shares Outstanding 397.5 397.5 Earnings per Share Available to IPG Common Stockholders (5) $ 0.98 $ (0.09) $ (0.01) $ (0.03) $ 1.10 ($ in Millions, except per share amounts) (1) Restructuring charges of $6.5 in the first half of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (2) Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale, as well as a non-cash loss in the second quarter of 2022 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest. (2) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23. (3) Consists of non-operating expenses including interest expense, interest income, and other expense, net. (4) Earnings per share amounts calculated on an unrounded basis. See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22. Adjusted Diluted Earnings Per Share

9Interpublic Group of Companies, Inc. Three Months Ended June 30, 2022 2021 Net Income $ 231.8 $ 267.8 OPERATING ACTIVITIES: Depreciation & amortization 80.6 93.1 Other non-cash items 1.0 0.3 Net losses on sales of businesses 0.7 1.7 Deferred taxes (14.2) 28.4 Change in working capital, net (382.1) 101.6 Change in other non-current assets & liabilities (8.6) (24.7) Net cash (used in) provided by Operating Activities (90.8) 468.2 INVESTING ACTIVITIES: Capital expenditures (41.6) (33.8) Deconsolidation of a subsidiary (20.4) — Other investing activities 1.0 (9.5) Net cash used in Investing Activities (61.0) (43.3) FINANCING ACTIVITIES: Common stock dividends (113.8) (106.1) Repurchases of common stock (84.8) — Net (decrease) increase in short-term borrowings (26.0) 18.7 Acquisition-related payments (4.9) (8.9) Distributions to noncontrolling interests (2.1) (3.6) Tax payments for employee shares withheld (1.3) (1.6) Other financing activities (0.1) (0.3) Net cash used in Financing Activities (233.0) (101.8) Currency effect (33.8) 2.5 Net (decrease) increase in cash, cash equivalents and restricted cash $ (418.6) $ 325.6 ($ in Millions) Cash Flow

10Interpublic Group of Companies, Inc. June 30, 2022 December 31, 2021 June 30, 2021 CURRENT ASSETS: Cash and cash equivalents $ 1,983.4 $ 3,270.0 $ 2,340.6 Accounts receivable, net 4,014.9 5,177.7 3,893.6 Accounts receivable, billable to clients 2,233.0 2,347.2 2,043.4 Assets held for sale 17.7 8.2 4.6 Other current assets 511.8 428.7 500.3 Total current assets $ 8,760.8 $ 11,231.8 $ 8,782.5 CURRENT LIABILITIES: Accounts payable $ 6,861.3 $ 8,960.0 $ 6,605.9 Accrued liabilities 623.5 918.1 679.8 Contract liabilities 664.4 688.5 678.5 Short-term borrowings 45.7 47.5 56.7 Current portion of long-term debt 0.6 0.7 503.1 Current portion of operating leases 255.0 265.8 267.9 Liabilities held for sale 12.2 9.4 4.8 Total current liabilities $ 8,462.7 $ 10,890.0 $ 8,796.7 ($ in Millions) Balance Sheet — Current Portion

11Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.65% 5.40%2.40%4.20% Total Debt = $3.0 billion ($ in Millions) Debt Maturity Schedule 4.75% 3.375% ... ... (1)

12Interpublic Group of Companies, Inc. Summary • A strong first half, notwithstanding general macroeconomic concerns • Continued focus on driving growth, building on our industry-leading foundation ◦ Strong agency brands ◦ Exceptional talent ◦ Data capabilities at scale ◦ Creative and innovative marketing solutions ◦ Integrated digital and digital specialists ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Flexible business model is positioned to address uncertainty • Financial strength is a continued source of value creation

13Interpublic Group of Companies, Inc. Appendix

14Interpublic Group of Companies, Inc. Six Months Ended June 30, 2022 2021 Net Revenue $ 4,602.7 $ 4,297.3 Billable Expenses 701.5 469.3 Total Revenue 5,304.2 4,766.6 Salaries and Related Expenses 3,154.6 2,878.0 Office and Other Direct Expenses 673.2 593.9 Billable Expenses 701.5 469.3 Cost of Services 4,529.3 3,941.2 Selling, General and Administrative Expenses 38.7 57.6 Depreciation and Amortization 134.9 139.3 Restructuring Charges 6.5 1.1 Total Operating Expenses 4,709.4 4,139.2 Operating Income 594.8 627.4 Interest Expense, net (59.4) (77.7) Other Expense, net (1) (10.7) (79.2) Income Before Income Taxes 524.7 470.5 Provision for Income Taxes 132.8 110.5 Equity in Net Income of Unconsolidated Affiliates 0.8 0.2 Net Income 392.7 360.2 Net Income Attributable to Non-controlling Interests (3.7) (5.2) Net Income Available to IPG Common Stockholders $ 389.0 $ 355.0 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.99 $ 0.90 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.98 $ 0.89 Weighted-Average Number of Common Shares Outstanding - Basic 393.8 392.4 Weighted-Average Number of Common Shares Outstanding - Diluted 397.5 397.6 Dividends Declared per Common Share $ 0.580 $ 0.540 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021.

15Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 20. Six Months Ended June 30, 2022 +10.2% United States +3.0% United Kingdom +8.8% Continental Europe +14.3% Latin America +6.9% Asia Pacific +8.6% International +9.6% Worldwide +14.9% All Other Markets

16Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. . Six Months Ended June 30 (1)

17Interpublic Group of Companies, Inc. Six Months Ended June 30, 2022 2021 Net Income $ 392.7 $ 360.2 OPERATING ACTIVITIES: Depreciation & amortization 161.6 185.3 Other non-cash items 13.3 2.7 Net losses on sales of businesses 7.1 14.2 Loss on early extinguishment of debt — 74.0 Deferred taxes (0.1) 46.6 Change in working capital, net (1,247.5) (395.3) Change in other non-current assets & liabilities (51.5) (69.3) Net cash (used in) provided by Operating Activities (724.4) 218.4 INVESTING ACTIVITIES: Capital expenditures (72.3) (62.1) Deconsolidation of a subsidiary (20.4) — Net proceeds from investments 2.6 28.8 Other investing activities 0.3 (9.8) Net cash used in Investing Activities (89.8) (43.1) FINANCING ACTIVITIES: Common stock dividends (232.1) (215.2) Repurchases of common stock (147.9) — Tax payments for employee shares withheld (39.6) (24.0) Net (decrease) increase in short-term borrowings (12.1) 15.8 Acquisition-related payments (6.0) (12.3) Distributions to noncontrolling interests (5.2) (6.9) Proceeds from long-term debt 0.0 998.1 Exercise of stock options 0.0 8.0 Early extinguishment of long-term debt — (1,066.8) Other financing activities (0.2) (11.2) Net cash used in Financing Activities (443.1) (314.5) (28.8) (27.9) Net decrease in cash, cash equivalents and restricted cash $ (1,286.1) $ (167.1) ($ in Millions) Cash Flow

18Interpublic Group of Companies, Inc. 2022 Q1 Q2 Q3 Q4 YTD 2022 Depreciation and amortization (1) $ 46.5 $ 46.0 $ 92.5 Amortization of acquired intangibles 21.3 21.1 42.4 Amortization of restricted stock and other non-cash compensation 12.5 12.8 25.3 Net amortization of bond discounts and deferred financing costs 0.7 0.7 1.4 2021 Q1 Q2 Q3 Q4 FY 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 47.9 $ 53.6 $ 197.6 Amortization of acquired intangibles 21.6 21.6 21.5 21.5 86.2 Amortization of restricted stock and other non-cash compensation 20.3 21.9 15.7 12.2 70.1 Net amortization of bond discounts and deferred financing costs 2.7 1.1 1.0 0.9 5.7 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

19Interpublic Group of Companies, Inc. Components of Change Change Three Months Ended June 30, 2021 Foreign Currency Net Acquisitions / (Divestitures) Organic Three Months Ended June 30, 2022 Organic Total SEGMENT: Media, Data & Engagement Solutions (1) (2) $ 985.3 $ (28.8) $ (0.1) $ 61.4 $ 1,017.8 6.2% 3.3% Integrated Advertising & Creativity Led Solutions (1) (3) 963.2 (21.3) (14.1) 81.5 1,009.3 8.5% 4.8% Specialized Communications & Experiential Solutions (1) (4) 321.1 (7.9) (0.6) 35.8 348.4 11.1% 8.5% Total $ 2,269.6 $ (58.0) $ (14.8) $ 178.7 $ 2,375.5 7.9% 4.7% GEOGRAPHIC: United States $ 1,435.5 $ — $ — $ 119.4 $ 1,554.9 8.3% 8.3% International 834.1 (58.0) (14.8) 59.3 820.6 7.1% (1.6%) United Kingdom 194.6 (18.4) — 8.6 184.8 4.4% (5.0%) Continental Europe 205.5 (22.7) — 17.0 199.8 8.3% (2.8%) Asia Pacific 192.5 (11.6) (2.4) 9.3 187.8 4.8% (2.4%) Latin America 96.9 (1.9) (1.6) 8.5 101.9 8.8% 5.2% All Other Markets 144.6 (3.4) (10.8) 15.9 146.3 11.0% 1.2% Worldwide $ 2,269.6 $ (58.0) $ (14.8) $ 178.7 $ 2,375.5 7.9% 4.7% ($ in Millions) Reconciliation of Organic Net Revenue (1) Results for three month ended June 30, 2021 have been recast to reflect our new reportable segments. (2) Comprised of IPG Mediabrands, Acxiom, andKinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge. (3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies. (4) Comprised of IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies.

20Interpublic Group of Companies, Inc. ($ in Millions) Reconciliation of Organic Net Revenue Components of Change Change Six Months Ended June 30, 2021 Foreign Currency Net Acquisitions / (Divestitures) Organic Six Months Ended June 30, 2022 Organic Total SEGMENT: Media, Data & Engagement Solutions (1) (2) $ 1,835.1 $ (43.9) $ (0.2) $ 158.9 $ 1,949.9 8.7% 6.3% Integrated Advertising & Creativity Led Solutions (1) (3) 1,838.5 (30.8) (19.9) 180.0 1,967.8 9.8% 7.0% Specialized Communications & Experiential Solutions (1) (4) 623.7 (10.9) (1.4) 73.6 685.0 11.8% 9.8% Total $ 4,297.3 $ (85.6) $ (21.5) $ 412.5 $ 4,602.7 9.6% 7.1% GEOGRAPHIC: United States $ 2,745.3 $ — $ — $ 279.7 $ 3,025.0 10.2% 10.2% International 1,552.0 (85.6) (21.5) 132.8 1,577.7 8.6% 1.7% United Kingdom 378.6 (22.7) — 11.3 367.2 3.0% (3.0%) Continental Europe 381.3 (35.7) — 33.5 379.1 8.8% (0.6%) Asia Pacific 361.6 (18.3) (5.7) 24.8 362.4 6.9% 0.2% Latin America 172.3 (5.7) (1.7) 24.7 189.6 14.3% 10.0% All Other Markets 258.2 (3.2) (14.1) 38.5 279.4 14.9% 8.2% Worldwide $ 4,297.3 $ (85.6) $ (21.5) $ 412.5 $ 4,602.7 9.6% 7.1% (1) Results for six month ended June 30, 2021 have been recast to reflect our new reportable segments. (2) Comprised of IPG Mediabrands, Acxiom, andKinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge. (3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies. (4) Comprised of IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies.

21Interpublic Group of Companies, Inc. Three Months Ended June 30, 2022 As Reported Amortization of Acquired Intangibles Restructuring Charges (2) Net Losses on Business Dispositions (3) Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA before Restructuring Charges (4) $ 349.1 $ (21.1) $ 0.1 $ 370.1 Total (Expenses) and Other Income (5) (34.3) $ (4.2) (30.1) Income Before Income Taxes 314.8 (21.1) 0.1 (4.2) 340.0 Provision for Income Taxes 83.7 4.3 0.0 0.0 88.0 Effective Tax Rate 26.6% 25.9 % Equity in Net Income of Unconsolidated Affiliates 0.7 0.7 Net Income Attributable to Non-controlling Interests (2.2) (2.2) Net Income Available to IPG Common Stockholders $ 229.6 $ (16.8) $ 0.1 $ (4.2) $ 250.5 Weighted-Average Number of Common Shares Outstanding - Basic 393.1 393.1 Dilutive effect of stock options and restricted shares 3.7 3.7 Weighted-Average Number of Common Shares Outstanding - Diluted 396.8 396.8 Earnings per Share Available to IPG Common Stockholders (6): Basic $ 0.58 $ (0.04) $ 0.00 $ (0.01) $ 0.64 Diluted $ 0.58 $ (0.04) $ 0.00 $ (0.01) $ 0.63 ($ in Millions, except per share amounts) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of ($0.1) in the second quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (3) Primarily includes a non-cash loss in the second quarter of 2022 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, as well as losses on complete dispositions of businesses and the classification of certain assets as held for sale. (4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23. (5) Consists of non-operating expenses including interest expense, interest income, and other expense, net. (6) Earnings per share amounts calculated on an unrounded basis. Reconciliation of Adjusted Results (1)

22Interpublic Group of Companies, Inc. ($ in Millions, except per share amounts) Reconciliation of Adjusted Results (1) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of $6.5 in the first half of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (3) Primarily includes a non-cash loss in the second quarter of 2022 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest and also includes losses on complete dispositions of businesses and the classification of certain assets as held for sale. (3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23. (4) Consists of non-operating expenses including interest expense, interest income, and other expense, net. (5) Earnings per share amounts calculated on an unrounded basis. Six Months Ended June 30, 2022 As Reported Amortization of Acquired Intangibles Restructuring Charges (2) Net Losses on Business Dispositions (3) Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA before Restructuring Charges (4) $ 594.8 $ (42.4) $ (6.5) $ 643.7 Total (Expenses) and Other Income (5) (70.1) $ (10.6) (59.5) Income Before Income Taxes 524.7 (42.4) (6.5) (10.6) 584.2 Provision for Income Taxes 132.8 8.5 1.6 0.0 142.9 Effective Tax Rate 25.3% 24.5 % Equity in Net Income of Unconsolidated Affiliates 0.8 0.8 Net Income Attributable to Non-controlling Interests (3.7) (3.7) Net Income Available to IPG Common Stockholders $ 389.0 $ (33.9) $ (4.9) $ (10.6) $ 438.4 Weighted-Average Number of Common Shares Outstanding - Basic 393.8 393.8 Dilutive effect of stock options and restricted shares 3.7 3.7 Weighted-Average Number of Common Shares Outstanding - Diluted 397.5 397.5 Earnings per Share Available to IPG Common Stockholders (6): Basic $ 0.99 $ (0.09) $ (0.01) $ (0.03) $ 1.11 Diluted $ 0.98 $ (0.09) $ (0.01) $ (0.03) $ 1.10

23Interpublic Group of Companies, Inc. Reconciliation of Adjusted EBITA Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Net Revenue $ 2,375.5 $ 2,269.6 $ 4,602.7 $ 4,297.3 Non-GAAP Reconciliation: Net Income Available to IPG Common Stockholders $ 229.6 $ 263.3 $ 389.0 $ 355.0 Add Back: Provision for Income Taxes 83.7 86.7 132.8 110.5 Subtract: Total (Expenses) and Other Income (2) (34.3) (30.3) (70.1) (156.9) Equity in Net Income of Unconsolidated Affiliates 0.7 0.4 0.8 0.2 Net Income Attributable to Non-controlling Interests (2.2) (4.5) (3.7) (5.2) Operating Income $ 349.1 $ 384.4 $ 594.8 $ 627.4 Add Back: Amortization of Acquired Intangibles 21.1 21.6 42.4 43.2 Adjusted EBITA $ 370.2 $ 406.0 $ 637.2 $ 670.6 Adjusted EBITA Margin on Net Revenue % 15.6% 17.9% 13.8% 15.6 % Restructuring Charges (3) (0.1) (0.2) 6.5 1.1 Adjusted EBITA before Restructuring Charges $ 370.1 $ 405.8 $ 643.7 $ 671.7 Adjusted EBITA before Restructuring Charges Margin on Net Revenue % 15.6% 17.9% 14.0% 15.6% (1) ($ in Millions) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021. (3) Restructuring charges of ($0.1) and ($0.2) in the second quarter of 2022 and 2021, respectively, and $6.5 and $1.1 in the first half of 2022 and 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

24Interpublic Group of Companies, Inc. Media, Data & Engagement Solutions (2) Integrated Advertising & Creativity Led Solutions (3) Specialized Communications & Experiential Solutions (4) Corporate and Other (5) IPG Consolidated (1) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, 2022 2021 (6) 2022 2021 (6) 2022 2021 (6) 2022 2021 (6) 2022 2021 (6) Net Revenue $ 1,017.8 $ 985.3 $ 1,009.3 $ 963.2 $ 348.4 $ 321.1 $ 2,375.5 $ 2,269.6 Segment/Adjusted EBITA $ 154.6 $ 201.6 $ 177.2 $ 183.0 $ 59.4 $ 53.0 $ (21.0) $ (31.6) $ 370.2 $ 406.0 Restructuring Charges (7) — 0.2 (0.1) (0.4) — (0.1) — 0.1 (0.1) (0.2) Segment/Adjusted EBITA before Restructuring Charges $ 154.6 $ 201.8 $ 177.1 $ 182.6 $ 59.4 $ 52.9 $ (21.0) $ (31.5) $ 370.1 $ 405.8 Margin (%) of net revenue 15.2% 20.5% 17.5% 19.0% 17.0% 16.5% 15.6% 17.9% ($ in Millions) (1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges. (2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge. (3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies. (4) Comprised of IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies. (5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions. (6) Results for the three months ended June 30, 2021 have been recast to reflect our new reportable segments. (7) Restructuring charges are related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. Adjusted EBITA before Restructuring Charges by Segment (1)

25Interpublic Group of Companies, Inc. Media, Data & Engagement Solutions (2) Integrated Advertising & Creativity Led Solutions (3) Specialized Communications & Experiential Solutions (4) Corporate and Other (5) IPG Consolidated (1) Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2022 2021 (6) 2022 2021 (6) 2022 2021 (6) 2022 2021 (6) 2022 2021 (6) Net Revenue $ 1,949.9 $ 1,835.1 $ 1,967.8 $ 1,838.5 $ 685.0 $ 623.7 $ 4,602.7 $ 4,297.3 Segment/Adjusted EBITA $ 256.0 $ 337.4 $ 307.6 $ 301.0 $ 115.5 $ 93.9 $ (41.9) $ (61.7) $ 637.2 $ 670.6 Restructuring Charges (7) — 0.2 6.0 — 0.4 0.8 0.1 0.1 6.5 1.1 Segment/Adjusted EBITA before Restructuring Charges $ 256.0 $ 337.6 $ 313.6 $ 301.0 $ 115.9 $ 94.7 $ (41.8) $ (61.6) $ 643.7 $ 671.7 Margin (%) of net revenue 13.1% 18.4% 15.9% 16.4% 16.9% 15.2% 14.0% 15.6% ($ in Millions) (1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges. (2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge. (3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies. (4) Comprised of IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies. (5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions. (6) Results for the six months ended June 30, 2021 have been recast to reflect our new reportable segments. (7) Restructuring charges are related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. Adjusted EBITA before Restructuring Charges by Segment (1)

26Interpublic Group of Companies, Inc. Three Months Ended June 30, 2021 As Reported Amortization of Acquired Intangibles Restructuring Charges (2) Net Losses on Sales of Businesses Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA before Restructuring Charges (3) $ 384.4 $ (21.6) $ 0.2 $ 405.8 Total (Expenses) and Other Income (4) (30.3) $ (1.7) (28.6) Income Before Income Taxes 354.1 (21.6) 0.2 (1.7) 377.2 Provision for Income Taxes 86.7 4.2 0.0 1.0 91.9 Effective Tax Rate 24.5% 24.4 % Equity in Net Income of Unconsolidated Affiliates 0.4 0.4 Net Income Attributable to Non-controlling Interests (4.5) (4.5) Net Income Available to IPG Common Stockholders $ 263.3 $ (17.4) $ 0.2 $ (0.7) $ 281.2 Weighted-Average Number of Common Shares Outstanding - Basic 393.3 393.3 Dilutive effect of stock options and restricted shares 5.7 5.7 Weighted-Average Number of Common Shares Outstanding - Diluted 399.0 399.0 Earnings per Share Available to IPG Common Stockholders (5): Basic $ 0.67 $ (0.04) $ 0.00 $ (0.00) $ 0.71 Diluted $ 0.66 $ (0.04) $ 0.00 $ (0.00) $ 0.70 ($ in Millions, except per share amounts) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of ($0.2) in the second quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23. (4) Consists of non-operating expenses including interest expense, interest income, and other expense, net. (5) Earnings per share amounts calculated on an unrounded basis. Reconciliation of Adjusted Results (1)

27Interpublic Group of Companies, Inc. ($ in Millions, except per share amounts) Reconciliation of Adjusted Results (1) Six Months Ended June 30, 2021 As Reported Amortization of Acquired Intangibles Restructuring Charges (2) Net Losses on Sales of Businesses Loss on Early Extinguishment of Debt (3) Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA before Restructuring Charges (4) $ 627.4 $ (43.2) $ (1.1) $ 671.7 Total (Expenses) and Other Income (5) (156.9) $ (14.2) $ (74.0) (68.7) Income Before Income Taxes 470.5 (43.2) (1.1) (14.2) (74.0) 603.0 Provision for Income Taxes 110.5 8.4 0.3 1.7 18.5 139.4 Effective Tax Rate 23.5% 23.1 % Equity in Net Income of Unconsolidated Affiliates 0.2 0.2 Net Income Attributable to Non-controlling Interests (5.2) (5.2) Net Income Available to IPG Common Stockholders $ 355.0 $ (34.8) $ (0.8) $ (12.5) $ (55.5) $ 458.6 Weighted-Average Number of Common Shares Outstanding - Basic 392.4 392.4 Dilutive effect of stock options and restricted shares 5.2 5.2 Weighted-Average Number of Common Shares Outstanding - Diluted 397.6 397.6 Earnings per Share Available to IPG Common Stockholders (6): Basic $ 0.90 $ (0.09) $ (0.00) $ (0.03) $ (0.14) $ 1.17 Diluted $ 0.89 $ (0.09) $ (0.00) $ (0.03) $ (0.14) $ 1.15 (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of $1.1 in the first half of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (3) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024. (4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23. (5) Consists of non-operating expenses including interest expense, interest income, and other expense, net. (6) Earnings per share amounts calculated on an unrounded basis.

28Interpublic Group of Companies, Inc. Metrics Update

29Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

30Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months

31Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 1.0% and 1.1% for the three months ended June 30, 2022 and 2021, respectively, and 1.1% and 1.3% for the six months ended June 30, 2022 and 2021, respectively. Three and Six Months Ended June 30 2022 2021

32Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months

33Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Net Revenue) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. 2022 2021 Three and Six Months Ended June 30

34Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

35Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended June 30, 2022 Leverage Ratio (not greater than) (2) 3.50x Actual Leverage Ratio 1.68x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended June 30, 2022 Net Income Available to IPG Common Stockholders $ 986.8 + Non-Operating Adjustments (3) 416.8 Operating Income $ 1,403.6 + Depreciation and Amortization 336.8 + Other Non-cash Charges Reducing Operating Income 15.6 Credit Agreement EBITDA (2): $ 1,756.0 ($ in Millions) Credit Facility Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2021 ( the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. (3) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net (income) loss attributable to non-controlling interests.

36Interpublic Group of Companies, Inc. Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of COVID-19 pandemic, including unanticipated developments like the emergence of new coronavirus variants or any shortfalls in vaccination efforts, and associated mitigation measures such as social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; ▪ the impact on our operations of general or directed cybersecurity events; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings.